UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

ULTA SALON, COSMETICS & FRAGRANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	36-3685240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120, Bolingbrook, Illinois 60440

(Address of principal executive offices, including ZIP code)

(630) 410-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2016, the Company held its 2016 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

•	The election of Mary N. Dillon, Charles Heilbronn and Michael R. MacDonald as Class III directors to hold office until the 2019 annual meeting of stockholders, and George R. Mrkonic as a Class II director to hold office until the 2018 annual meeting of stockholders;

•	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2016, ending January 28, 2017;

•	An advisory vote to approve the Company’s executive compensation; and

•	The approval of the Amended and Restated Ulta Salon, Cosmetics & Fragrance, Inc. 2011 Incentive Award Plan (the “Plan”).

As of the April 4, 2016 record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, 62,632,965 shares of the Company’s common stock were outstanding and eligible to vote, with one vote for each share held. Approximately 90.96% of all shares were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for stockholder consideration at the Annual Meeting:

Election of Directors

The stockholders elected Mary N. Dillon, Charles Heilbronn and Michael R. MacDonald as Class III directors to hold office until the 2019 annual meeting of stockholders, and George R. Mrkonic as a Class II director to hold office until the 2018 annual meeting of stockholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)
Mary N. Dillon	52,899,126	99.25%	397,134	0.75%	3,675,188	N/A
Charles Heilbronn	49,442,941	92.77%	3,853,319	7.23%	3,675,188	N/A
Michael R. MacDonald	52,690,789	98.86%	605,471	1.14%	3,675,188	N/A
George R. Mrkonic	52,977,835	99.40%	318,425	0.60%	3,675,188	N/A

Ratification of the Appointment of Ernst & Young LLP for Fiscal 2016

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2016, ending January 28, 2017. The results of the vote were as follows:

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For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)
55,713,110	97.79%	1,228,206	2.15%	30,132	0.05%	0.00	N/A

Advisory Vote to Approve the Company’s Executive Compensation

The stockholders approved the Company’s executive compensation. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)
48,925,606	91.79%	4,206,038	7.89%	164,616	0.30%	3,675,188	N/A

Approval of the Plan

The stockholders approved the Plan. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)
51,433,276	96.50%	1,825,447	3.42%	37,537	0.07%	3,675,188	N/A

(1)	Based on a total of all shares received and eligible to be counted as voted on this proposal at the Annual Meeting.
(2)	“N/A” means that broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA SALON, COSMETICS & FRAGRANCE, INC.

Dated: June 6, 2016	By:	/s/ Jodi J. Caro
Jodi J. Caro
General Counsel and Corporate Secretary

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